Exhibit 10.5


                       EMPLOYMENT AGREEMENT
                       --------------------



      EMPLOYMENT  AGREEMENT (the "Agreement"),  dated as of January

29,  2002,  between  ANNTAYLOR  STORES   CORPORATION,   a  Delaware

corporation  (the  "Company"),   and  J.  PATRICK   SPAINHOUR  (the

"Executive").



      WHEREAS,  the Company  desires to provide  for the  continued

services and  employment of the Executive  with the Company and the

Executive  wishes to provide  such  services  and to  continue  his employment  with the Company,  all in accordance with the terms and conditions provided herein.



      NOW,  THEREFORE,  in  consideration  of the  premises and the

respective   covenants  and   agreements  of  the  parties   herein

contained,  and intending to be legally  bound hereby,  the parties hereto agree as follows:



1.    EMPLOYMENT.   The  Company   hereby   agrees  to  employ  the
      -----------

Executive,  and the  Executive  hereby agrees to be employed by and to serve  the  Company,  effective  as of  January  29,  2002  (the

"Effective Date"), on the terms and conditions set forth herein.




2.    TERM.  The  term  of this  Agreement  shall  commence  on the
      -----

Effective  Date  hereof  and  terminate  on May  31,  2005,  unless

further   extended  or  sooner   terminated  as  provided  in  this

Agreement.  Commencing on June 1, 2005, and on each  anniversary of such date thereafter (each date, an "Anniversary  Date"),  the term of the Executive's  employment shall  automatically be extended for one  additional  year,  unless not later  than six months  prior to such  Anniversary  Date  either  party  shall have given  notice (a

"Nonrenewal  Notice")  to the other  party that it does not wish to extend  this  Agreement.  References  hereinafter  to the "Term" of this  Agreement  shall  refer  to both  the  initial  term  and any

extended   term  of  the   Agreement   hereunder.   Notwithstanding

expiration  of the Term or other  provisions  that survive by their intent,  the  provisions of Paragraphs  3(b), 9 and 10 hereof shall continue in effect.



3.    NATURE OF PERFORMANCE.
      ----------------------


(a)   POSITION AND DUTIES.  The  Executive  shall serve as Chairman
      --------------------

of the Board and Chief  Executive  Officer of the Company and shall have such  responsibilities,  duties and authority  consistent with such  positions  as may  from  time to time  be  determined  by the

Board of  Directors  of the Company (the  "Board").  The  Executive

shall  report  directly to the Board.  The  Executive  shall devote substantially  all of his working  time to the business and affairs of  the  Company;  provided  that,  this  Agreement  shall  not  be

interpreted   to  prohibit  the  Executive   from  making   passive

investments,  engaging  in  charitable  activities  or,  subject to

prior   approval  of  the  Board  (which   approval  shall  not  be

unreasonably  withheld),  serving on the board of  directors of any other corporation.



(b)   INDEMNIFICATION.  To the fullest extent  permitted by law and
      ---------------
the  Company's   certificate  of  incorporation  and  bylaws,   the

Company shall  indemnify the Executive for all amounts  (including,

without  limitation,   judgments,   fines,   settlement   payments,

losses,   damages,   costs  and  expenses   (including   reasonable

attorneys'  fees))  incurred or paid by the Executive in connection with any action,  proceeding,  suit or investigation arising out of or relating to the  performance  by the  Executive of services for,

or acting as a fiduciary of any employee  benefit  plans,  programs or  arrangements  of  the  Company  or as a  director,  officer  or employee of, the Company or any subsidiary  thereof.  Following the

Term,  the Company shall  continue to indemnify the Executive  with respect to such  services  performed  during the Term,  to the same


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


extent  as  the  Company   indemnifies  its  officers,   directors,

employees  and  fiduciaries,  as  applicable.  Executive  shall  be provided director and officer liability  insurance  coverage by the

Company on the same  terms and  conditions  as that being  provided to any other  director  and  officer  of the  Company  from time to time during the Term hereof.



4.    PLACE OF  PERFORMANCE.  In  connection  with the  Executive's
      ---------------------
employment  by the  Company,  the  Executive  shall be based at the principal  executive  offices  of the  Company  in the  City of New

York or at such other  principal  executive  office in the New York

City  Metropolitan  Area as the  Company  may  hereafter  maintain,

except for required travel on the Company's  business.  The Company is aware that Executive  maintains his principal  residence and his family  resides in  Columbus,  Mississippi.  The  Company  has been advised by Executive  that he intends to continue to maintain  such residence  which will require  Executive to commute at  Executive's sole cost and expense  between the Company's  headquarters  and his residence in  Mississippi  on a regular  basis to which the Company has no objection.



5.    COMPENSATION AND RELATED MATTERS.
      --------------------------------


(a)   ANNUAL COMPENSATION.
      -------------------


(i)   BASE SALARY. During the period of the Executive's  employment
      -----------
hereunder,  the Company  shall pay to the  Executive an annual base salary at a rate not less  than  $850,000,  such  salary to be paid in  conformity  with the  Company's  policies  relating to salaried employees.  This  salary  may  be  (but  is  not  required  to  be)

increased  from time to time,  subject  to and in  accordance  with the annual executive  performance  review procedures of the Company and, if so  increased,  shall not  thereafter  be decreased  during the  Term of  this  Agreement.  Compensation  of the  Executive  by salary  payments  shall  not be  deemed  exclusive  and  shall  not

prevent   the   Executive   from   participating   in   any   other

compensation  or benefit plan of the Company.  The salary  payments

(including any increased  salary  payments)  hereunder shall not in any way  limit  or  reduce  any  other  obligation  of the  Company

hereunder,   and  no  other   compensation,   benefit   or  payment

hereunder  shall in any way limit or reduce the  obligation  of the

Company to pay the Executive's salary hereunder.




(ii)  ANNUAL  BONUS.  During the period of  Executive's  employment
      -------------
hereunder,  the Executive  shall be eligible to  participate in the

Company's  annual  bonus plan as in effect  from time to time,  and shall be  entitled  to receive  such  amounts (a "Bonus") as may be authorized,  declared  and  paid  by the  Company  pursuant  to the terms of such plan;  provided  that,  notwithstanding  any contrary provisions of such bonus plan,  unless the  Executive's  employment is  terminated  by the Company  for Cause (as defined in  Paragraph

6(c) hereof) or by the  Executive  other than for Good  Reason,  as defined  in  Paragraph  6(d)(1)  hereof),  the  Executive  shall be entitled  to  receive  any  Bonus  paid with  respect  to any bonus period  completed  on or prior to the Date of  Termination  or,  in the case a Nonrenewal  Notice is given by the Company,  through the scheduled  expiration  date  of the  Term  (even  if the  Executive terminates his employment  prior to such scheduled  expiration date for Good Reason under  Paragraph  6(d)(1)(v)  hereof).  The Company currently  maintains a  Management  Performance  Compensation  Plan

(the  "Performance  Plan")  pursuant  to which it pays  performance bonus  compensation to certain of its executives and employees.  It is agreed  that  Executive  shall  participate  in the  Performance

Plan.  Executive's  Performance Percentage (as that term is defined in the  Performance  Plan)  shall be  established  at 80% per annum during  the Term.  Executive  shall  also  participate  in the Long

Term Cash Incentive  Compensation Plan currently  maintained by the

Company  and his Target  Award (as  defined in such plan)  shall be

50%.

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



(b)   STOCK OPTIONS.
      --------------


(1)   The  Executive  will be granted a  time-vested  Non-Qualified

      Stock Option to acquire one hundred fifty thousand  (150,000)

      shares of the  Company's  Common Stock (the "Option  Shares")

      under the Company's  2002 Stock Option and  Restricted  Stock

      and Unit  Award Plan (the  "Option  Plan")  with an  exercise price  equal to the fair market  value (as defined  under the

      Option Plan) of the Common Stock on the Effective  Date.  The

      option  shall vest and  become  exercisable  with  respect to one-third  of the  Option  Shares on each of the first  three anniversaries of the Effective Date,  provided  Executive has remained  continuously  employed  by the  Company  until  the applicable  date  (except as  provided in  Paragraph  7(d)(5)

      hereof).   The   Executive   shall  be  eligible  to  receive

      additional  options  under  the  Option  Plan  or  other  and additional  option  plans as may be  adopted  by the  Company during the term  hereof,  taking  into  account,  among other

      things,   Executive's   performance  and  position  with  the

      Company.




(2)   The   Executive   will  be  granted  a   performance   vested

      Non-Qualified  Stock  Option to  acquire  one  hundred  fifty thousand  (150,000)  shares  of the  Company's  Common  Stock

      ("Performance  Option  Shares") under the Option Plan with an exercise  price  equal to the fair  market  value (as defined under the Option Plan) of the  Company's  Common Stock on the

      Effective   Date.   Such   option   shall   vest  and  become

      exercisable,  provided  Executive  has remained  continuously employed by the Company until the applicable  date (except as provided in Paragraph 6(d)(5) hereof), as follows:




                (i)  options to purchase 50,000  Performance Option

                     Shares  shall vest and become  exercisable  as

                     of March 15, 2003,  if the Company  shall have

                     achieved  earnings  per share for fiscal  year

                     2002  of at  least  the  target  earnings  per

                     share set forth in Exhibit A attached hereto;




                (ii) options to purchase 50,000  Performance Option

                     Shares  shall vest and become  exercisable  as

                     of March 15, 2004,  if the Company  shall have

                     achieved  earnings  per share for fiscal  year

                     2003  of at  least  the  target  earnings  per

                     share set forth in Exhibit A attached  hereto;

                     and




                (iii)options to purchase 50,000  Performance Option

                     Shares  shall vest and become  exercisable  as

                     of March 15, 2005,  if the Company  shall have

                     achieved  earnings  per share for fiscal  year

                     2004  of at  least  the  target  earnings  per

                     share set forth in Exhibit A attached hereto;




           (3)  In addition,


                A.   if the Company's  earnings per share for fiscal

                     year 2002 greater than the target earnings per

                     share set forth in Exhibit A attached hereto for

                     such  fiscal  year,  then in  addition  to the

                     50,000 options to purchase  Performance Option

                     Shares that vest and become  exercisable as of

                     March 15,  2003,  a portion of the  options to

                     purchase  Performance  Option Shares  eligible

                     to vest on  March  15,  2004  shall  vest  and

                     become   exercisable  as  of  March  15,  2003

                     calculated  as follows:  50,000  multiplied by

                     the   "Increase    Percentage"   (as   defined

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


                     herein);  As used herein,  the term  "Increase

                     Percentage"  means the difference  between the

                     actual  earnings  per share for a fiscal  year

                     and the  target  earnings  per share set forth

                     in Exhibit A attached  hereto for such  fiscal

                     year divided by the target  earnings per share

                     for such  fiscal  year set forth in  Exhibit A

                     attached hereto.



               B.    if the Company's earnings per share for fiscal year

                     2003 are greater than the target  earnings per

                     share for such  fiscal  year set forth in  Exhibit

                     A attached  hereto,  then  in  addition  to  the

                     50,000 options to purchase  Performance Option

                     Shares that vest and become  exercisable as of

                     March 15,  2004,  a portion of the  options to

                     purchase  Performance  Option Shares  eligible

                     to vest on  March  15,  2005  shall  vest  and

                     become   exercisable  as  of  March  15,  2004

                     calculated  as follows:  50,000  multiplied by

                     the Increase Percentage.




               C.    if the Company's earnings per share for fiscal

                     years 2002, 2003 and/or 2004 are less than 100%

                     but at least 90% of the target earnings per share

                     for such  fiscal  year set forth in  Exhibit A

                     attached  hereto,   then  the  number  of  the

                     options to purchase  Performance Option Shares

                     that vest and become  exercisable for any such

                     fiscal  year shall be  calculated  as follows:

                     50,000    multiplied    by    the    "Decrease

                     Percentage"  (as  defined  herein).   As  used

                     herein,  the term "Decrease  Percentage" means

                     the  quotient  obtained by dividing the actual

                     earnings  per share  for a fiscal  year by the

                     target   earnings   per  share  set  forth  in

                     Exhibit A for such fiscal year;



               D.    if the Company shall not have achieved the target

                     earnings per share set forth in Exhibit A attached

                     hereto  for fiscal  years  2002,  2003  and/or

                     2004,  but the  Company  shall  have  achieved

                     cumulative  earnings per share  aggregating at

                     least the aggregate  target earnings per share

                     for fiscal  years 2002  through 2004 set forth

                     in  Exhibit  A  attached   hereto,   then  any

                     options to purchase  Performance Option Shares

                     that  did not  vest  and  become  exercisable,

                     pursuant to  subparagraphs  (b)(2)(i)  through

                     (iii) and (b)(3)A through C above,  shall vest

                     and become  exercisable  as of March 15, 2005;

                     and



               E.    any Performance Option Shares that shall not have

                     vested and become exercisable, pursuant to

                     subparagraphs (b)(2)(i) through (iii) and (b)(3)A

                     through D above, as of March 15, 2005, shall lapse

                     and such portion of the option shall be canceled

                     immediately upon determination thereof.




      The Company  shall enter into Stock  Option  Agreements  with

      the   Executive   for  the   above   stock   option   grants,

      incorporating   the  vesting  terms  set  forth  above,   and

      otherwise  substantially  on the  terms  and  conditions  set forth  in the form of the  Company's  standard  Stock  Option

      Agreement  previously approved by the Compensation  Committee


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



      of the Board of  Directors,  including,  but not  limited to,

      terms providing for accelerated exercisability.




(c)   RESTRICTED STOCK.
      ----------------


(1)   Executive   will   be   granted   fifty   thousand   (50,000)

      time-vested  restricted shares of Common Stock of the Company

      (the "Time  Restricted  Shares") under the Option Plan on the

      Effective  Date.  One-third  of the  Time  Restricted  Shares shall vest on, and be  delivered  to the  Executive  promptly following,  each  of the  first  three  anniversaries  of the

      Effective   Date,   provided  the   Executive   has  remained
                          --------
      continuously  employed  by the Company  until the  applicable date.



(2)   The  Executive  will  be  granted  fifty  thousand   (50,000)

      performance  vested  restricted shares of Common Stock of the

      Company  (the  "Performance  Restricted  Shares")  under  the

      Option Plan on the Effective  Date.  The  Executive's  rights to the  Performance  Restricted  Shares  shall  vest  and the restrictions thereon shall lapse as follows:




                 (i) 16,666  Performance  Restricted  Shares  shall

                     vest and  become  exercisable  as of March 15,

                     2003,  if  the  Company  shall  have  achieved

                     earnings  per share for fiscal year 2002 of at

                     least the target  earnings per share set forth

                     in Exhibit A attached hereto;



                (ii) 16,667  Performance  Restricted  Shares  shall

                     vest and  become  exercisable  as of March 15,

                     2004,  if  the  Company  shall  have  achieved

                     earnings  per share for fiscal year 2003 of at

                     least the target  earnings per share set forth

                     in Exhibit A attached hereto; and



                (iii)16,667  Performance  Restricted  Shares  shall

                     vest and  become  exercisable  as of March 15,

                     2005,  if  the  Company  shall  have  achieved

                     earnings  per share for fiscal year 2004 of at

                     least the target  earnings per share set forth

                     in Exhibit A attached hereto;




           (3)  In addition,


                A.   if  the  Company's   earnings  per  share  for

                     fiscal year 2002 are  greater  than the target

                     earnings  per share for such  fiscal  year set

                     forth in  Exhibit A attached  hereto,  then in

                     addition to the 16,666 Performance  Restricted

                     Shares  that  vest as of  March  15,  2003,  a

                     portion of the Performance  Restricted  Shares

                     eligible  to vest on March 15, 2004 shall vest

                     as of March 15,  2003  calculated  as follows:

                     16,666    multiplied    by    the    "Increase

                     Percentage";



                B.   if  the  Company's   earnings  per  share  for

                     fiscal year 2003 are  greater  than the target

                     earnings  per share for such  Fiscal  Year set

                     forth in  Exhibit A attached  hereto,  then in

                     addition to the 16,667 Performance  Restricted

                     Shares  that  vest as of  March  15,  2004,  a

                     portion of the Performance  Restricted  Shares

                     eligible  to vest on March 15, 2005 shall vest

                     as of March 15,  2004  calculated  as follows:


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



                     16,667    multiplied    by    the    "Increase

                     Percentage" (as defined herein);




                C.   if  the  Company's   earnings  per  share  for

                     fiscal  years 2002,  2003 and/or 2004 are less

                     than  100%  but at  least  90%  of the  target

                     earnings  per share for such  fiscal  year set

                     forth in Exhibit A attached  hereto,  then the

                     number of Performance  Restricted  Shares that

                     vest for such fiscal year shall be  calculated

                     as  follows:  16,666  or  16,667,  as the case

                     may   be,    multiplied   by   the   "Decrease

                     Percentage";




                D.   if the  Company  shall not have  achieved  the

                     target   earnings   per  share  set  forth  in

                     Exhibit A attached  hereto  for  fiscal  years

                     2002,  2003 and/or 2004, but the Company shall

                     have  achieved  cumulative  earnings per share

                     aggregating  at  least  the  aggregate  target

                     earnings  per  share  for  fiscal  years  2002

                     through  2004 set forth in  Exhibit A attached

                     hereto,   then  any   Performance   Restricted

                     Shares   that   did  not  vest   pursuant   to

                     subparagraphs   (c)(2)(i)  through  (iii)  and

                     (c)(3)A  through C above,  shall  vest and the

                     restrictions  thereon  shall lapse as of March

                     15, 2005; and




                E.   any Performance  Restricted  Shares that shall

                     not have  vested,  pursuant  to  subparagraphs

                     (c)(2)(i)  through (iii) and (c)(3)A through D

                     above   as   of   March   15,   2005,    shall

                     automatically be forfeited by the Executive.




The Company  shall enter into a  Restricted  Stock Award  Agreement with the  Executive  for each of the  above  grants  of  restricted shares,  incorporating  the  vesting  terms  set forth  above  with respect  to  each  such  grant,  and  otherwise  on the  terms  and conditions  set  forth  in  the  form  of  Restricted  Stock  Award

Agreement  previously  approved by the  Compensation  Committee  of the  Board of  Directors  for  restricted  stock  awards  under the

Option Plan,  including,  but not limited to, terms  providing  for accelerated vesting.




(d)   OTHER BENEFITS.  During the period of Executive's  employment
      ---------------
hereunder,   the  Executive   shall  continue  to  be  entitled  to

participate  in all other  employee  benefit  plans,  programs  and arrangements  of the  Company,  as now or  hereinafter  in  effect,

which are  applicable  to the Company's  employees  generally or to its  executive  officers,  as the case may be,  subject to and on a

basis   consistent   with  the  terms,   conditions   and   overall

administration  of such plans,  programs and  arrangements.  During the  period of  Executive's  employment  hereunder,  the  Executive shall  be  entitled  to  participate  in  and  receive  any  fringe

benefits  or  perquisites   which  may  become   available  to  the

Company's executive  employees.  Without limiting the generality of the  foregoing,  the  Company  shall  provide  the  Executive  with financial  planning  and tax  preparation  services  on a  tax-free basis.




(e)   VACATIONS AND OTHER LEAVES.  The Executive  shall be entitled
      --------------------------
to an aggregate  paid  vacation of not less than four (4) weeks for each  twelve  (12) month  period of the Term  hereof.  Payment  for any accrued  and unused  vacation  time at the time of  termination of  this  Agreement  shall  be in  accordance  with  the  Company's policies at the time of such  termination.  The Executive  shall be entitled to paid  holidays  and personal  leave days in  accordance with the Company policy covering executive employees.


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



(f)   EXPENSES.  During  the period of the  Executive's  employment
      ---------
hereunder,  the  Executive  shall be  entitled  to  receive  prompt reimbursement  for all reasonable and customary  expenses  incurred by the Executive in performing  services  hereunder,  including all expenses  of  travel  and  accommodations  while  away from home on business or at the  request of and in the  service of the  Company;

provided  that,  such  expenses are incurred and  accounted  for in accordance  with the policies  and  procedures  established  by the

Company.  It is  understood  and  agreed  by  Executive  that  such reimbursement  shall not cover  expenses and costs  incurred by him in connection  with his commuting  from his principal  residence as described in Paragraph 4 of this Agreement.




(g)   SERVICES  FURNISHED.  The Company shall furnish the Executive
      --------------------
with  office  space,   stenographic   assistance   and  such  other

facilities  and  services as shall be  suitable to the  Executive's position and adequate for the performance of his duties hereunder.




6.    TERMINATION.  The  Executive's  employment  hereunder  may be
      -----------
terminated   without  breach  of  this  Agreement  only  under  the

following circumstances:




(a)   DEATH. The Executive's  employment  hereunder shall terminate
      ------
upon his death.



(b)   DISABILITY.  If,  as a result of the  Executive's  incapacity
      ----------
due to physical or mental  illness,  the Executive  shall have been absent  from his  duties  hereunder  on a full  time  basis for the entire  period of six (6)  consecutive  months,  and within  thirty

(30) days after written  Notice of  Termination  (as defined below)

is given  (which may occur  before or after the end of such six (6)

month  period) shall not have  returned to the  performance  of his duties hereunder on a full-time  basis, the Executive's  employment hereunder shall terminate for "Disability."



(c)   CAUSE.  The Company may terminate the Executive's  employment
      -----
hereunder  for  "Cause".  For  purposes  of  this  Agreement,   the

Company   shall  have   "Cause"  to   terminate   the   Executive's

employment  hereunder upon (i) the  Executive's  conviction for the commission  of any act or acts  constituting  a  felony  under  the laws of the  United  States or any state  thereof,  (ii)  action by the Executive toward the Company  involving  dishonesty (other than

good  faith  expense  account  disputes),   (iii)  the  Executive's

refusal to abide by or follow  written  directions  of the Board of

Directors,  (iv) the Executive's  gross  nonfeasance which does not cease within ten (10)  business  days after notice  regarding  such nonfeasance  has been given to the  Executive by the Company or (v)

failure  of  the  Executive  to  comply  with  the   provisions  of

Paragraph  9  (prior  to a  cessation  of  employment  following  a

Change in  Control  of the  Company)  or 10 of this  Agreement,  or other willful  conduct by the  Executive  which is intended to have and does have a material adverse impact on the Company.




(d)   TERMINATION BY THE EXECUTIVE.
      -----------------------------


(1)   The  Executive may  terminate  his  employment  hereunder for

      "Good Reason". For purposes of this Agreement,  the Executive

      shall  have  "Good  Reason"  to  terminate   his   employment

      hereunder  (i) upon a failure by the  Company to comply  with any material  provision of this Agreement  which has not been cured  within ten (10)  business  days  after  notice of such

      noncompliance   has  been  given  by  the  Executive  to  the

      Company,  (ii) upon  action  by the  Company  resulting  in a diminution of the Executive's title or authority,  (iii) upon the Company's  relocation of the Executive's  principal place of  employment  outside  of the New  York  City  Metropolitan

      Area,  (iv)  one  year  after a  "Change  in  Control  of the

      Company"  (as defined in  Paragraph  (d)(2)  below) or (v) at


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



      any  time  following  the  expiration  of  ninety  (90)  days following the Company's  issuance of a Nonrenewal Notice. The

      Executive may terminate his  employment  voluntarily  without

      Good  Reason upon at least six  months'  prior  notice to the

      Company.




(2)   For purposes of this  Agreement,  a "Change in Control of the

      Company" will be deemed to have occurred if:




      (A)  any "person",  as such term is used in Paragraphs  13(d)

           and 14(d) of the  Securities  Exchange  Act of 1934,  as

           amended (the "Exchange Act"),  other than (1) any person

           who on the date  hereof is a director  or officer of the

           Company,  (2) any  trustee  or other  fiduciary  holding

           securities   under  an  employee  benefit  plan  of  the

           Company,  or (3)  any  corporation  owned,  directly  or

           indirectly,  by  the  stockholders  of the  Company  (in

           substantially  the same proportion as their ownership of

           stock of the  corporation  ) (a  "Person") is or becomes

           the  "beneficial  owner" (as defined in Rule 13d-3 under

           the   Exchange   Act),   directly  or   indirectly,   of

           securities  of the Company  representing  20% or more of

           the  combined   voting  power  of  the  Company's   then

           outstanding voting securities;



      (B)  during any period of two consecutive years,  individuals who at the  beginning  of  such  period  constitute  the

           Board,  and  any new  director  (other  than a  director

           designated   by  a  person  who  has  entered   into  an

           agreement  with the  Company  to  effect  a  transaction

           described  in clause (A),  (C) or (D) of this  Paragraph

           6(d)(2))  whose  election by the Board or nomination for

           election by the Company's  stockholders  was approved by

           a vote of at least  two-thirds  (2/3)  of the  directors

           then still in office who either  were  directors  at the

           beginning of the period or whose  election or nomination

           for election was  previously so approved,  cease for any

           reason to constitute at least a majority thereof;




      (C)  there is  consummated a merger or  consolidation  of the

           Company  with any other  corporation,  other  than (1) a

           merger  or  consolidation  which  would  result  in  the

           voting    securities   of   the   Company    outstanding

           immediately   prior  thereto   continuing  to  represent

           (either by remaining  outstanding or by being  converted

           into voting  securities  of the  surviving  entity) more

           than 80% of the  combined  voting  power  of the  voting

           securities  of the  Company  or  such  surviving  entity

           outstanding    immediately    after   such   merger   or

           consolidation or (2) a merger or consolidation  effected

           to  implement  a  recapitalization  of the  Company  (or

           similar  transaction)  in which no Person is or  becomes

           the   beneficial   owner  (as  defined  in  (A)  above),

           directly or  indirectly,  of  securities  of the Company

           representing  20% or more of the  combined  voting power

           of the Company's then outstanding securities; or




      (D)  the  stockholders  of the  Company  approve  a  plan  of complete  liquidation of the Company or an agreement for

           the  sale  or  disposition  by  the  Company  of  all or

           substantially all of the Company's assets.



(e)   NOTICE OF  TERMINATION.  Any  termination of the  Executive's
      ----------------------
employment  by  the  Company  or  by  the  Executive   (other  than

termination  under  Paragraph 6(a) hereof) shall be communicated by written  Notice  of  Termination  to  the  other  party  hereto  in

accordance   with  Paragraph  12  hereof.   For  purposes  of  this

Agreement,  a "Notice of  Termination"  shall  mean a notice  which

shall   indicate  the  specific   termination   provision  in  this

Agreement  relied  upon and shall set  forth in  reasonable  detail


================================================================================
the  facts  and  circumstances  claimed  to  provide  a  basis  for termination of the  Executive's  employment  under the provision to indicated.



(f)   DATE OF  TERMINATION.  "Date of  Termination"  shall mean (i)
      --------------------
if the  Executive's  employment  is  terminated  by his death,  the

date  of  his  death,   (ii)  if  the  Executive's   employment  is

terminated  pursuant to subparagraph  (b) above,  the date which is the  later of thirty  (30) days  after  Notice  of  Termination  is given  (provided that the Executive  shall not have returned to the performance  of his duties on a full-time  basis during such thirty

(30)  day  period)  or the  end of the six  (6)  consecutive  month period  referred  to in  subparagraph  (b) above,  and (iii) if the

Executive's  employment is terminated  pursuant to subparagraph (c)

or (d) above,  the date  specified  in the  Notice of  Termination;

provided  that,  if within  thirty  (30) days  after any  Notice of

Termination   is  given  the  party   receiving   such   Notice  of

Termination   notifies  the  other  party  that  a  dispute  exists

concerning the  termination,  the Date of Termination  shall be the date on which the dispute is finally  determined,  either by mutual written  agreement  of  the  parties  or  by a  binding  and  final arbitration award.



7.    COMPENSATION UPON TERMINATION OR DURING DISABILITY.
      --------------------------------------------------


(a)   DISABILITY.  During any period  that the  Executive  fails to
      ----------
perform  his  duties  hereunder  as a result of  incapacity  due to physical  or  mental  illness,  the  Executive  shall  continue  to receive  his  full  salary  at the  rate  then in  effect  for such period and other applicable  benefits  provided to active employees until his  employment  is  terminated  pursuant to  Paragraph  6(b)

hereof.  Subject to the  provisions  of Paragraph 9 hereof,  in the

event  the  Executive's   employment  is  terminated   pursuant  to

Paragraph 6(b) hereof, then




(i)   as soon as practicable thereafter,  the Company shall pay the

Executive  all unpaid  amounts,  if any, to which the  Executive is entitled  as of  the  Date  of  Termination  under  Paragraph  5(a)

hereof  and  shall pay to the  Executive,  in  accordance  with the terms of the applicable  plan or program,  all other unpaid amounts to which  Executive  is then  entitled  under any  compensation  or benefit  plan or program  of the  Company  (collectively,  "Accrued

Obligations"); and



(ii)  following the Date of Termination  and for a period of twelve

(12) months  thereafter (the "Disability  Severance  Period"),  the

Company  shall pay the  Executive  monthly  an amount  equal to (x)

the  quotient  of (A) the sum of (1) the  Executive's  annual  base salary  at the rate in  effect  as of the Date of  Termination  and

(2) the average of the annual  bonuses  earned by the  Executive in the three fiscal years of the Company  ended  immediately  prior to the Date of  Termination,  divided  by (B) the number  twelve  (12)

(such   quotient   being  referred  to  herein  as  the  "Severance

Payments"),  minus (y) any amounts payable to the Executive  during such month as a disability benefit under a Company paid plan.




(b)   DEATH.  If the  Executive's  employment  is terminated by his
      -----
death,  the Company  shall pay to the person(s) or entity set forth

in  Paragraph   11(b)  hereof  the  Accrued   Obligations  and  the

Severance  Payments at the time(s) set forth in Paragraphs  7(a)(i)

and 7 (a)(ii) hereof.




(c)   TERMINATION FOR CAUSE;  VOLUNTARY  TERMINATION  WITHOUT GOOD
      ------------------------------------------------------------
REASON.  If  the  Executive's   employment  is  terminated  by  the
------
Company for Cause or  voluntarily  by the  Executive for other than

Good Reason  (including by reason of the  expiration of the Term of this  Agreement  as a result of a  Nonrenewal  Notice  having  been given  by  the  Executive),  the  Company  shall  pay  the  Accrued

Obligations   to  the   Executive  at  the  time(s)  set  forth  in


================================================================================

Paragraph  7(a)(i)  hereof  and the  Company  shall have no further obligations to the Executive under this Agreement.




(d)   TERMINATION  WITHOUT  CAUSE;  TERMINATION  FOR GOOD REASON;
      -----------------------------------------------------------
NONRENEWAL.  If (i) the Company  shall  terminate  the  Executive's
----------
employment  other than for  Disability  pursuant to Paragraph  6(b)

or for Cause,  (ii) the Executive  shall  terminate his  employment for Good Reason,  or (iii) the Term of this Agreement  expires as a

result  of  a  Nonrenewal   Notice  having  been  provided  by  the

Company, then, subject to the provisions of Paragraph 9 hereof:





(1)   the  Company  shall  pay  the  Accrued   Obligations  to  the

      Executive  at the  time(s)  set  forth in  Paragraph  7(a)(i)

      hereof;





(2)   (A) unless clause (B) below applies,  then following the Date

      of   Termination   and  for  the  longer  of  twelve   months

      thereafter  or the  remaining  Term  of this  Agreement,  the

      Company  shall pay to the  Executive  monthly an amount equal to the Severance  Payments (as defined in Paragraph  7(a)(ii)

      hereof),  or (B) in the event the Date of Termination  occurs following  a Change in  Control,  then,  within five (5) days after the Date of  Termination,  the Company shall pay to the

      Executive  in a lump sum an amount  equal to the  product  of

      (x) the sum of the  Executive's  base  salary  at the rate in effect as of the Date of  Termination  and the average of the annual  bonuses  earned by the  Executive in the three fiscal years of the Company ended  immediately  prior to the Date of

      Termination (or, if higher,  in the three fiscal years of the

      Company  ended  immediately  prior to the Change in  Control)

      multiplied  by (y) the number three (3). For purposes of this subparagraph  (2):  (i) if the  Date  of  Termination  occurs prior to the  occurrence  of a Change in  Control  but during

      the   pendency   of  a   Potential   Change  in  Control  (as

      hereinafter  defined),  such  Date of  Termination  shall  be deemed to have  occurred  following  a Change in Control  and

      (ii) a "Potential  Change in Control" shall be deemed to have occurred  if the event set forth in any one of the  following clauses shall have occurred:




                (i)  the  Company  enters  into an  agreement,  the

                     consummation  of  which  would  result  in the

                     occurrence of a Change in Control;





                (ii) the  Company  or any  Person  (as  defined  in

                     Paragraph    6(d)(2)(A)    hereof)    publicly

                     announces  an intention to take or to consider

                     taking actions which,  if  consummated,  would

                     constitute a Change in Control;




                (iii)any Person  becomes the  beneficial  owner (as

                     defined  in  Rule  13d-3  under  the  Exchange

                     Act),  directly or  indirectly,  of securities

                     of the  Company  representing  15% or  more of

                     either the then  outstanding  shares of common

                     stock of the  Company or the  combined  voting

                     power  of  the  Company's   then   outstanding

                     securities  (not  including in the  securities

                     beneficially   owned   by  such   Person   any

                     securities    acquired   directly   from   the

                     Company); or





                (iv) the Board  adopts a  resolution  to the effect

                     that, for purposes of this  subparagraph  (2),

                     a Potential Change in Control has occurred.

================================================================================

      The  pendency  of  a  Potential   Change  in  Control   shall

      immediately  cease upon the adoption of a  resolution  of the

      Company's Board of Directors to that effect.




(3)   the  Executive  shall  continue to be provided  with the same medical and life  insurance  coverage as existed  immediately prior to the  applicable  Notice of  Termination or Notice of

      Nonrenewal,  as the case may be,  such  coverage  to continue throughout  the period with respect to which the Executive is entitled to receive Severance  Payments (or, if clause (B) of

      Paragraph  7(d)(2)  applies,  for a period of three (3) years following the Date of Termination);




(4)   the Executive  shall be provided with  outplacement  services commensurate with his position;




(5)   the  Executive  shall be entitled to continue to exercise all outstanding  options  that were or became  exercisable  as of

      the  Date  of  Termination   until  the  90th  day  following

      expiration  of the period with respect to which the Executive is entitled to receive Severance  Payments (or, if clause (B)

      of   Paragraph   7(d)(2)   applies,   following   the   third

      anniversary  of the  Date of  Termination),  but in no  event after expiration of the term of such options;





(6)   any  unvested  stock  options  shall  become fully vested and exercisable and any unvested  restricted  shares shall become fully vested ; and





(7)   the  Company  shall  pay the  Executive,  at the same time as bonuses are paid to other  Company  executives,  a Bonus with respect  to the  fiscal  year in  which  occurs  the  Date of

      Termination,  such Bonus to be based upon actual  performance for such  fiscal  year and pro rated to reflect the number of days in such fiscal year  through and  including  the Date of

      Termination.





8.    GROSS-UP  PAYMENT.  In the event that any  payment or benefit
      -----------------
received or to be received by the  Executive in  connection  with a

Change  in  Control  of  the  Company  or  the  termination  of the

Executive's  employment,  whether  such  payments or  benefits  are received  pursuant  to the  terms of this  Agreement  or any  other plan,  arrangement or agreement with the Company,  any person whose actions  result  in a  Change  in  Control  of the  Company  or any person  affiliated  with  the  Company  or such  person  (all  such payments and benefits being hereinafter  called "Total  Payments"),

would be  subject  (in  whole  or  part),  to the tax (the  "Excise

Tax") imposed  under  Section 4999 of the Internal  Revenue Code of

1986,  as  amended  (the  "Code"),  the  Company  shall  pay to the

Executive such additional  amounts (the "Gross-Up  Payment") as may

be  necessary  to  place  the  Executive  in  the  same   after-tax

position as if no portion of the Total  Payments  had been  subject

to  the  Excise   Tax.   In  the  event  that  the  Excise  Tax  is

subsequently  determined  to be less  than the  amount  taken  into account  hereunder,  the Executive  shall repay to the Company,  at the  time  that the  amount  of such  reduction  in  Excise  Tax is

finally   determined,   the   portion  of  the   Gross-Up   Payment

attributable  to the  reduction  (plus that portion of the Gross-Up

Payment  attributable  to the  Excise  Tax and  federal,  state and local  income tax imposed on the Gross-Up  Payment  being repaid by the  Executive  to the  extent  that such  repayment  results  in a reduction in Excise Tax and/or  federal,  state or local income tax deduction)  plus  interest on the amount of such  repayment  at the rate  provided in Section  1274(b)(2)(B)  of the Code. In the event that the Excise Tax is  determined  to exceed the amount taken into

account   hereunder   (including  by  reason  of  any  payment  the

existence  of  which  cannot  be  determined  at  the  time  of the

Gross-Up  Payment,  the Company shall make an  additional  Gross-Up

Payment in respect of such  excess  (plus any  interest,  penalties


===============================================================================
or  additions  payable  by  the  Executive  with  respect  of  such excess)  at the time  that the  amount of such  excess  if  finally determined.  The Executive  and the Company  shall each  reasonably cooperate with the other in connection with any  administrative  or

judicial   proceedings   concerning  the  existence  or  amount  of

liability for Excise Tax with respect to the Total Payments.




9.    NONSOLICITATION; NONCOMPETE.
      ----------------------------


(a)   Subject  to (c)  below,  during  the  period  of  Executive's employment,  during the period he is receiving  Severance  Payments hereunder  and,  in the case where the  Executive's  employment  is terminated  for  Cause  or  Executive  voluntarily  terminates  his employment  without  Good  Reason,  for a  period  of  twelve  (12)

months  following  such   termination,   the  Executive  shall  not

initiate  discussions  (of a  non-isolated  nature) with any person who is then an executive  employee of the Company  (i.e.,  director
                                                    ----
level or above)  with the intent of  soliciting  or  inducing  such person to leave his or her  employment  with a view toward  joining the Executive in the pursuit of any business  activity  (whether or

not  such  activity   involves   engaging  or  participating  in  a

Competitive  Business  (as  defined  below)).  Notwithstanding  any other  provision of this  Agreement to the  contrary,  in the event

Executive fails to comply with the preceding  sentence,  all rights of the  Executive  and his  surviving  spouse or other  beneficiary hereunder  to any future  Severance  Payments and  continuing  life insurance  and  medical  coverage  and all rights  with  respect to restricted  stock  and  exercisability  of stock  options  shall be forfeited;  provided  that,  the foregoing  shall not apply if such failure of  compliance  commences  following a Change in Control of the Company.




(b)   Subject  to  (c)  below,   as  long  as  Executive   receives

Severance   Payments,   or  in  the  case  where  the   Executive's

employment  is  terminated  for  Cause  or  Executive   voluntarily

terminates  his  employment  without Good  Reason,  for a period of twelve (12) months  following  such  termination,  Executive  shall not,  without  the prior  written  consent  of the  Company  (which

consent   shall   not  be   unreasonably   withheld),   engage   or

participate in any business which is "in  competition"  (as defined below)  with the  business of the Company or any of its 50% or more owned  affiliates  (such  business  being  referred  to herein as a

"Competitive  Business").  Notwithstanding  any other  provision of this  Agreement to the contrary,  in the event the Executive  fails

to  comply  with  the  preceding   sentence,   all  rights  of  the

Executive and his surviving spouse or other  beneficiary  hereunder to any future  Severance  Payments and  continuing  life  insurance and  medical  coverage  and all rights with  respect to  restricted stock  and  exercisability  of stock  options  shall be  forfeited;

provided  that,  the  foregoing  shall not apply if such failure of compliance commences following a Change in Control of the Company.





(c)   In the  event  of a  violation  of  Paragraphs  9(a)  or 9(b)

hereof,  the  remedies  of the  Company  shall be limited to (i) if such violation  occurs during the period of Executive's  employment

hereunder,   termination   of  the  Executive  for  Cause  and  the

associated   rights  of  the  Company  specified  herein  resulting

therefrom,   (ii)   regardless  of  when  such  violation   occurs,

forfeiture  by the  Executive  of the  payments  and  benefits  set forth  in  paragraphs  (a)  and  (b)  above  if and  to the  extent

provided  in  such   paragraphs,   and  (iii)  the  right  to  seek

injunctive  relief in  accordance  with and to the extent  provided in Paragraph 16 hereof;  provided,  such injunctive relief may only be sought for  competitive  activity  under  Paragraph (b) above if

such  activity  occurs  during   employment  or  after  Executive's

dismissal  for  Cause  or  Executive  voluntarily   terminates  his

employment without Good Reason.




(d)   For  purposes  hereof,  a business  will be "in  competition"

with  the  business  of the  Company  or  its  50%  or  more  owned affiliates  only if (i)  the  Company's  business  with  which  the

other  business   competes   accounted  for  20%  or  more  of  the

Company's   consolidated  revenues  as  of  the  end  of  its  most


================================================================================
recently  completed  fiscal year prior to the Date of  Termination,

and (ii) the entity  (including  all 50% or more owned  affiliates)

through which the other  business is or will be operated  maintains a "woman's  apparel"  business which generated at least $50 million in revenues  during the entity's  most  recently  completed  fiscal year ended prior to the date the  Executive  commences (or proposes to commence) to engage or  participate in the other  business.  For purposes  hereof,  "woman's  apparel"  shall  consist  of  dresses,

jackets, pants, skirts,  blouses,  sweaters,  T-shirts,  outerwear,

footwear and accessories.





(e)   Notwithstanding  the foregoing,  the Executive's  engaging in the  following  activities  shall not be  construed  as engaging or participating in a Competitive  Business:  (i) investment  banking;

(ii) passive  ownership of less than 2% of any class of  securities

of  a  public   company;   (iii)  engaging  or   participating   in

noncompetitive  businesses  of an  entity  which  also  operates  a business  which  is  "in  competition"  with  the  business  of the

Company or its affiliates;  (iv) serving as an outside  director of an entity  which  operates  a  business  which is "in  competition"

with the  business  of the  Company or its  affiliates,  so long as such  business did not account for 10% or more of the  consolidated revenues  of  such  entity  as of  the  end of  its  most  recently completed  fiscal year prior to the date  Executive  commences  (or proposes to commence) serving as a outside  director;  (v) engaging in a  business  involving  licensing  arrangements  so long as such business  is  not  an  in-house  arrangement  for  any  entity  "in competition"  with the  business of the Company or its  affiliates;

(vi)  affiliation  with an  advertising  agency;  and  (vii)  after

cessation  of  employment,   engaging  or   participating   in  the

"wholesale"  side  of  the  woman's  apparel  business,  which  for purposes  hereof  shall mean the  design,  manufacture  and sale of piece  goods  and  woman's  apparel  to  unrelated  third  parties,

provided  that if the  entity  for which  Executive  so  engages or participates  (including  its  affiliates)  also  conducts a retail

woman's   apparel   business,   then  effective  upon   Executive's

engaging or  participating  in such business,  all continuing  life insurance  and  medical  coverage  provided  by the  Company  shall cease and all  Severance  Payments  shall cease  except for amounts representing  the  excess  (if  any)  of  Executive's  annual  base salary  hereunder  (at  the  rate  in  effect  as of  the  Date  of

Termination)  over the  Executive's  base salary received from such entity and its  affiliates,  which  amounts  shall  continue  to be paid by the  Company for the  remainder  of the period in which the

Executive  is entitled  to receive  Severance  Payments  hereunder.

The   exceptions   contained  in   subparagraph   (vii)  above  and

subparagraph  (iii)  above to the extent  covered  by  subparagraph

(vii)  shall  not  be  applicable  if   Executive's   cessation  of

employment  is voluntary  by Executive  without Good Reason and his new engagement or  participation  involves  "wholesale"  operations which  include or also  conduct  retail  sales of  woman's  apparel other than factory  outlet or discount  stores to liquidate  unsold woman's apparel of such wholesale operations.





10.   PROTECTION OF CONFIDENTIAL INFORMATION.
      ---------------------------------------


(a)   Executive  acknowledges  that his  employment  by the Company

will,   throughout  the  Term  of  this   Agreement,   involve  his

obtaining  knowledge  of  confidential  information  regarding  the business  and  affairs  of  the  Company.  In  recognition  of  the foregoing, the Executive covenants and agrees that:





(i)   except in compliance with legal process,  he will keep secret all  confidential  matters of the Company  which are not  otherwise in the public  domain and will not  intentionally  disclose them to anyone  outside of the Company,  wherever  located (other than to a person to whom  disclosure is reasonably  necessary or  appropriate in connection  with the  performance  by Executive of his duties as an executive  officer of the  Company),  either during or after the


================================================================================

Term,  except  with the  prior  written  consent  of the Board or a person authorized thereby; and






      (ii) he will deliver promptly to the Company on termination of his employment, or at any other time the Company may so request, all memoranda,

notes, records, customer lists, reports and other documents (and all copies thereof)  relating to the business of the Company  which he obtained  while employed by, or  otherwise  serving or acting on behalf of, the Company and which he may then possess or have under his control.






      (b)  Notwithstanding the provisions of Paragraph 16 of this Agreement,

if the Executive commits a breach of the provisions of Paragraphs  10(a)(i)

or  10(a)(ii),  the  Company  shall  have the right and remedy to have such provisions  specifically  enforced by any court having equity jurisdiction,

it being  acknowledged and agreed that any such breach or threatened breach will cause  irreparable  injury to the Company and that money  damages will not provide an adequate remedy to the Company.




11.   SUCCESSORS; BINDING AGREEMENT.
      -----------------------------


      (a)   Neither this Agreement nor any rights hereunder shall be

assignable or otherwise  subject to  hypothecation by the Executive

(except  by  will  or  by   operation  of  the  laws  of  intestate

succession)  or by  the  Company,  except  that  the  Company  will require any  successor  (whether  direct or indirect,  by purchase,

merger,  consolidation  or otherwise) to all or  substantially  all of the  business  and/or  assets of the  Company,  by  agreement in form and substance  reasonably  satisfactory  to the Executive,  to expressly  assume and agree to perform  this  Agreement in the same manner and to the same extent  that the  Company  would be required to perform it if no such  succession  had taken  place.  Failure of the Company to obtain such  assumption  and agreement  prior to the effectiveness  of any such  succession  shall  be a breach  of this

Agreement  and shall  entitle the  Executive to  compensation  from the  Company  in the same  amount and on the same terms as he would be entitled to hereunder if he terminated  his  employment for Good

Reason,  except that for purposes of  implementing  the  foregoing,

the date on which any such  succession  becomes  effective shall be deemed  the  Date  of  Termination.  As  used  in  this  Agreement,

"Company"  shall mean the Company as herein before  defined and any

successor  to  its  business   and/or  assets  as  aforesaid  which

executes  and  delivers   the   agreement   provided  for  in  this

Paragraph  11 or which  otherwise  becomes  bound by all the  terms and provisions of this Agreement by operation of law.




       (b)   This Agreement and all rights of the Executive hereunder

shall  inure  to  the  benefit  of  and  be   enforceable   by  the

Executive's   personal   or   legal   representatives,   executors,

administrators,   successors,   heirs,  distributes,   devises  and

legatees.  If the  Executive  should  die while any  amounts  would still be  payable to him  hereunder  if he had  continued  to live,

all such amounts,  unless otherwise provided herein,  shall be paid in accordance  with the terms of this Agreement to the  Executive's devisee,  legatee,  or  other  designee  or,  if  there  be no such designee, to the Executive's estate.





12.   NOTICE. For the purposes of this Agreement,  notices, demands
      ------
and all other  communications  provided for in this Agreement shall be in  writing  and shall be deemed  to have been duly  given  when personally  delivered to the  Executive or an executive  officer of the  Company,  mailed  by United  States  certified  or  registered mail, return receipt  requested,  postage prepaid,  or by overnight courier service, to the address as follows:




      If to the Company:


================================================================================

           AnnTaylor Stores Corporation
           142 West 57th Street
           New York, New York  10019
           Attn: General Counsel




      If to the Executive:

           J. Patrick Spainhour
           114 Scarlet Drive
           Columbus, Mississippi  39701




or to such  other  address as any party may have  furnished  to the other in writing in  accordance  herewith,  except that  notices of change of address shall be effective only upon receipt.





13.   MISCELLANEOUS.   No  provisions  of  this  Agreement  may  be

modified,  waived or  discharged  unless such waiver,  modification or  discharge  is agreed to in a  writing  signed by the  Executive and such officer of the Company as may be  specifically  designated by the Board.  No waiver by either  party hereto at any time of any breach by the  other  party  hereto  of, or  compliance  with,  any condition or  provision  of this  Agreement to be performed by such other  party  shall be deemed a waiver  of  similar  or  dissimilar

provisions   or   conditions  at  the  same  or  at  any  prior  or

subsequent  time.  No  agreements  or   representations,   oral  or

otherwise,  express or implied,  with respect to the subject matter hereof  have  been  made by  either  party  which are not set forth

expressly  in  this   Agreement.   The  validity,   interpretation,

construction  and  performance of this Agreement  shall be governed by the  laws  of  the  State  of New  York  without  regard  to its conflicts of law principles.






14.   VALIDITY.   The   invalidity  or   unenforceability   of  any
      --------
provision  or  provisions  of this  Agreement  shall not affect the

validity  or   enforceability   of  any  other  provision  of  this

Agreement, which shall remain in full force and effect.






15.   COUNTERPARTS.  This  Agreement may be executed in one or more
      ------------
counterparts  and by  facsimile  signature  each of which  shall be

deemed  to  be  an  original  but  all  of  which   together   will

constitute one and the same instrument.






16.   ARBITRATION.  Any dispute or controversy  arising under or in
      -----------
connection  with this  Agreement  shall be settled  exclusively  by arbitration  conducted  before a panel of three  arbitrators in New

York  City  in   accordance   with  the   rules  of  the   American

Arbitration  Association  then in effect.  Judgment  may be entered on  the  arbitrator's  award  in  any  court  having  jurisdiction;

provided   that,   the   Company   shall  be  entitled  to  seek  a

restraining   order  or   injunction  in  any  court  of  competent

jurisdiction  to prevent any  continuation  of any violation of the provisions  of  Paragraph 9 of the  Agreement  during the period of

Executive's  employment  or following  Executive's  termination  of employment  for Cause or the  voluntary  termination  of employment by  Executive  without  Good  Reason  or of  Paragraph  10 of  this

Agreement  at any time,  and the  Executive  hereby  consents  that such  restraining  order or injunction  may be granted  without the necessity of the Company's  posting any bond; and further  provided

that,   the   Executive   shall  be  entitled   to  seek   specific

performance  of his right to be paid until the Date of  Termination during the  pendency of any dispute or  controversy  arising  under or in  connection  with  this  Agreement.  The  Company  shall  pay directly or reimburse  the  Executive  for any legal fees  incurred by  Executive in  connection  with any  arbitration  related to the last proviso of the  preceding  sentence and any other  arbitration in which he prevails.


================================================================================

17.   ENTIRE  AGREEMENT.  This  Agreement  sets  forth  the  entire
      -----------------
agreement  of the parties  hereto in respect of the subject  matter

contained   herein  and   supersedes   any  and  all  other   prior

agreements,  promises,  covenants,  arrangements,   communications,

representations  or  warranties,  whether  oral or written,  by any

officer,   employee  or   representative   of  any  party   hereto,

including,  without limitation,  the Employment  Agreement dated as of February 16, 1996, as amended.





      IN WITNESS WHEREOF,  the parties have executed this Agreement as of the date and year first above written.






                          ANNTAYLOR STORES CORPORATION



                          By:    /s/ Robert C. Grayson
                                 ____________________________________

                          Name:      Robert C. Grayson
                          Title: Chairman AnnTaylor Stores Corporation
                                     Compensation Committee





                          EXECUTIVE

                                    /s/ J. Patrick Spainhour
                          ____________________________________
                                        J. Patrick Spainhour




                          March 5, 2002